Exhibit 10.47

AGREEMENT CONCERNING
SECURED CONVERTIBLE TERM NOTES

This Agreement Concerning Secured Convertible Term Notes (this “Agreement”) is entered into by and between Corgenix Medical Corporation, a Nevada Corporation (the “Company); Truk Opportunity Fund, LLC, a Delaware company (“Truk Opportunity”); Truk International Fund, LP, a Cayman Islands company (“Truk International”); and CAMOFI Master LDC, a Cayman Islands company, formerly named DCOFI Master LDC (“CAMOFI”) on the 30th day of November, 2006 (the “Effective Date”), amending certain provisions of those certain Secured Convertible Term Notes dated May 19, 2005 and December 28, 2005 (each, a “Term Note”).  All capitalized terms used, but not defined herein, shall have the meanings given to them in the Term Notes.

RECITALS

A.            WHEREAS, the parties to this Agreement are parties to that certain Securities Purchase Agreement dated as of May 19, 2005 and to that certain Securities Purchase Agreement dated as of December 28, 2005, pursuant to which Truk Opportunity, Truk International, and CAMOFI (collectively, the “Investors”) each purchased Term Notes from the Company; and

B.            WHEREAS, the Company and the Investors desire to restructure the debt evidenced by the Term Notes as described in this Agreement; and

C.            WHEREAS, the Company has offered, in consideration for said restructuring, to pay a forbearance fee of the $250,000 now residing in the Restricted Account, payable to each of the Investors pro rata; and

D.            WHEREAS, the Company and the Investors have consented to the proposed restructuring and principal forbearance fee; and

E.             WHEREAS, the Company and the Investors hereby desire to amend the principal payment provisions of the Term Notes as provided in this Amendment.

AGREEMENT

1.             Amendment of Term Notes.

(a)           The payments of the Monthly Principal Amounts will be deferred for 12 months, beginning with the December 1, 2006 Repayment Date, through to and including the November 1, 2007 Repayment Date.  The next Repayment Date will be December 1, 2007, at which time the remaining principal will be amortized over the following twenty-four month period, with each Term Note maturing November 1, 2009.

(b)           Each Term Note will be amended as set forth in Exhibits A-D, and except as so amended, the Term Notes shall remain in full force and effect.

2.             Consideration.

(a)           As consideration for the Investors’ agreement in Section 1, the Company will pay to the Investors a total of $250,000, which amount shall be drawn from funds currently residing in the Restricted Account as the Restricted Non-Amortizing Principal Amount under each May 2005 Term Note.  The parties acknowledge and agree that the Restricted Non-Amortizing Principal Amount would otherwise have become due on May 19, 2008, and that interest will no longer accrue in favor of the Investors with respect to the Restricted Non-Amortizing Principal Amount under either May 2005 Term Note.

(b)           The Restricted Account Agreement dated May 19, 2005 shall be terminated as promptly as reasonably possible following the execution of this Agreement, by delivery of a joint Release Notice (as defined in the Restricted Account Agreement) from the Investors to North Fork Bank as contemplated by Section 1 of the Restricted Account Agreement.  In that Release Notice, the Investors will instruct the bank to close the Restricted Account and will instruct the Bank to disburse $250,000, plus all accrued interest thereon, to the Investors as follows:

(i)            Truk Opportunity: $80,111.50

(ii)           Truk International: $5,113.50

(iii)          CAMOFI: $164,775

(c)           The letter agreement dated May 19, 2005 with respect to the Restricted Account is hereby terminated.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date noted above.

COMPANY:			TRUK OPPORTUNITY FUND, LLC

CORGENIX MEDICAL CORPORATION			By:	Atoll Asset Management, LLC

By:	/s/ William H. Critchfield			By:	/s/ Stephen Salztsein
Name:	William H. Critchfield			Name:	Stephen Salztsein
Title:	SVP/CFO			Title:	Principal

INVESTORS:

TRUK INTERNATIONAL FUND, LLC			CAMOFI MASTER LDC

By:	Atoll Asset Management, LLC		By:	/s/ Jeffery M. Haas
			Name:	Jeffery M. Haas
	By:	/s/ Stephen Salztsein	Title:	Authorized Signatory
	Name:	Stephen Salztsein
	Title:	Principal

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705277.2  ATEVAN  12/8/06 8:45 PM

EXHIBIT A

FIRST MODIFICATION OF SECURED CONVERTIBLE TERM NOTE

THIS FIRST MODIFICATION OF SECURED CONVERTIBLE TERM NOTE (this “Amendment”) is entered into as of the 30th day of November, 2006, by and among Corgenix Medical Corporation, a Nevada corporation (the “Borrower”) on the one hand, and Truk Opportunity Fund, LLC, a Delaware company, and Truk International Fund, LP, a Cayman Islands  company (together, the “Holder”), on the other hand, and amends certain provisions of that certain Secured Convertible Term Note dated May 19, 2005.

1.             The term “Maturity Date” is hereby redefined to mean November 1, 2009.

2.             Section 1.2 is amended to read as follows:

                Amortizing payments of the Amortizing Principal Amount shall be suspended from the date hereof until December 1, 2007, at which time such payments will become due and shall recur on each succeeding Repayment Date until November 1, 2009, at which time the Amortizing Principal Amount must be repaid in full, whether by the payment of cash or by the conversion of such principal into Common Stock pursuant to the terms hereof.  Subject to Section 2.l and Article III below, on each Repayment Date, the Borrower shall make payments to the Holders in the amount of $13,441.88 (the “Monthly Principal Amount”), together with any accrued and unpaid interest then due on the Amortizing Principal Amount and the Non-Restricted Non-Amortizing Principal Amount, plus any and all other amounts which are then owing under this Term Note that have not been paid (the Monthly Principal Amount, together with such accrued and unpaid interest and such other amounts, collectively, the “Monthly Amount”).  Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

3.             Each clause in the Term Note that includes the term “Restricted Non-Amortizing Principal Amount” shall be read as if such term were not present.

BORROWER:
Corgenix Medical Corporation, Inc.
a Nevada Corporation

By:
William H. Critchfield
Chief Financial Officer

EXHIBIT B

FIRST MODIFICATION OF SECURED CONVERTIBLE TERM NOTE

THIS FIRST MODIFICATION OF SECURED CONVERTIBLE TERM NOTE (this “Amendment”) is entered into as of the 30th day of November, 2006, by and among Corgenix Medical Corporation, a Nevada corporation (the “Borrower”), and CAMOFI Master LDC, a Cayman Islands company (the “Holder”), and amends certain provisions of that certain Secured Convertible Term Note dated May 19, 2005.

1.             The term “Maturity Date” is hereby redefined to mean November 1, 2009.

2.             Section 1.2 is amended to read as follows:

                Amortizing payments of the Amortizing Principal Amount shall be suspended from the date hereof until December 1, 2007, at which time such payments will become due and shall recur on each succeeding Repayment Date until November 1, 2009, at which time the Amortizing Principal Amount must be repaid in full, whether by the payment of cash or by the conversion of such principal into Common Stock pursuant to the terms hereof.  Subject to Section 2.l and Article III below, on each Repayment Date, the Borrower shall make payments to the Holders in the amount of $25,988.68 (the “Monthly Principal Amount”), together with any accrued and unpaid interest then due on the Amortizing Principal Amount and the Non-Restricted Non-Amortizing Principal Amount, plus any and all other amounts which are then owing under this Term Note that have not been paid (the Monthly Principal Amount, together with such accrued and unpaid interest and such other amounts, collectively, the “Monthly Amount”).  Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

3.             Each clause in the Term Note that includes the term “Restricted Non-Amortizing Principal Amount” shall be read as if such term were not present.

BORROWER:
Corgenix Medical Corporation, Inc.
a Nevada Corporation

By:
William H. Critchfield
Chief Financial Officer

EXHIBIT C

FIRST MODIFICATION OF SECURED CONVERTIBLE TERM NOTE

THIS FIRST MODIFICATION OF SECURED CONVERTIBLE TERM NOTE (this “Amendment”) is entered into as of the 30th day of November, 2006, by and among Corgenix Medical Corporation, a Nevada corporation (the “Borrower”), on the one hand, and Truk Opportunity Fund, LLC, a Delaware company, and Truk International Fund, LP, a Cayman Islands  company (together, the “Holder”), on the other hand, and amends certain provisions of that certain Secured Convertible Term Note dated December 28, 2005.

4.             The term “Maturity Date” is hereby redefined to mean November 1, 2009.

5.             Section 1.2 of the Term Note is amended to read as follows:

                Payments of the Principal Amount shall be suspended from the date hereof until December 1, 2007, at which time such payments will become due and shall recur on each succeeding Repayment Date thereafter until the Principal Amount has been repaid in full, whether by the payment of cash or by the conversion of such principal into Common Stock pursuant to the terms hereof.  Subject to Section 2.1 and Article III below, on each Repayment Date, the Borrower shall make payments to the Holder in the amount of $17,045 (the “Monthly Principal Amount”), together with any accrued and unpaid interest then due on the Principal Amount plus any and all other amounts which are then owing under this Term Note that have not been paid (the Monthly Principal Amount, together with such accrued and unpaid interest and such other amounts, collectively, the “Monthly Amount”).  Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

BORROWER:
Corgenix Medical Corporation, Inc.
a Nevada Corporation

By:
William H. Critchfield
Chief Financial Officer

EXHIBIT D

FIRST MODIFICATION OF SECURED CONVERTIBLE TERM NOTE

THIS FIRST MODIFICATION OF SECURED CONVERTIBLE TERM NOTE (this “Amendment”) is entered into as of the 30th day of November, 2006, by and among Corgenix Medical Corporation, a Nevada corporation (the “Borrower”), and CAMOFI Master LDC, a Cayman Islands company (the “Holder”), and amends certain provisions of that certain Secured Convertible Term Note dated December 28, 2005.

6.             The term “Maturity Date” is hereby redefined to mean November 1, 2009.

7.             Section 1.2 of the Term Note is amended to read as follows:

                Payments of the Principal Amount shall be suspended from the date hereof until December 1, 2007, at which time such payments will become due and shall recur on each succeeding Repayment Date thereafter until the Principal Amount has been repaid in full, whether by the payment of cash or by the conversion of such principal into Common Stock pursuant to the terms hereof.  Subject to Section 2.1 and Article III below, on each Repayment Date, the Borrower shall make payments to the Holder in the amount of $32,955 (the “Monthly Principal Amount”), together with any accrued and unpaid interest then due on the Principal Amount plus any and all other amounts which are then owing under this Term Note that have not been paid (the Monthly Principal Amount, together with such accrued and unpaid interest and such other amounts, collectively, the “Monthly Amount”).  Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

BORROWER:
Corgenix Medical Corporation, Inc.
a Nevada Corporation

By:
William H. Critchfield
Chief Financial Officer